                                                                 EXECUTION COPY



     FOURTH AMENDMENT, dated as of July 15, 1997 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as amended pursuant to the First Amendment thereto, dated as of April 23, 1996, the Second Amendment, dated as of August 28, 1996, and the Third Amendment, dated as of January 25, 1997, and as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually a "Lender") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

     2. Amendment to Subsection 8.1(a). Subsection 8.1(a) of the Credit Agreement is hereby amended by (a) deleting the amount "$109,800,000" appearing therein and inserting the amount $98,000,000 in lieu thereof and (b) deleting the date "January 25, 1997" appearing therein and inserting the date "July 25, 1997" in lieu thereof.

     3. Amendment to Subsection 8.1(b). Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting subsection 8.1(b) contained therein in its entirety and inserting in lieu thereof the following:

     (b) Maintenance of Consolidated Fixed Charge Coverage Ratio. Permit, for any period of four consecutive fiscal quarters of the Borrower, the Consolidated Fixed Charge Coverage Ratio of Holding at the last day of any fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Ouarter Ending                   Ratio
- ---------------------                   -----
July 25, 1997                           0.70    to    1.00
October 25, 1997                        0.70    to    1.00
January 31, 1998                        0.75    to    1.00
April 25, 1998                          0.90    to    1.00
July 25, 1998                           1.10    to    1.00
October 25, 1998                        1.15    to    1.00
January 30, 1999                        1.25    to    1.00
April 25, 1999                          1.25    to    1.00
July 25, 1999                           1.50    to    1.00
October 25, 1999                        1.75    to    1.00
January 29, 2000                        2.00    to    1.00
April 25, 2000                          2.00    to    1.00
July 25, 2000                           2.25    to    1.00
October 25, 2000                        2.50    to    1.00

     4. Amendment to Subsection 8.1(c). Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting subsection 8.1(c) contained therein in its entirety and inserting in lieu thereof the following:

          (c) Maintenance of Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio of Holding at the last day of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

Fiscal Ouarter Ending                 Ratio
- ---------------------                 -----
April 25, 1997                        4.50   to    1.00
July 25, 1997                         6.75   to    1.00
October 25, 1997                      6.75   to    1.00
January 31, 1998                      6.25   to    1.00
April 25, 1998                        5.50   to    1.00
July 25, 1998                         5.00   to    1.00
October 25, 1998                      4.50   to    1.00
January 30, 1999                      4.00   to    1.00
April 25, 1999                        4.00   to    1.00
July 25, 1999                         3.75   to    1.00
October 25, 1999                      3.25   to    1.00
January 29, 2000                      2.75   to    1.00
April 25, 2000                        2.75   to    1.00
July 25, 2000                         2.75   to    1.00
October 25, 2000                      2.75   to    1.00

     5. Amendment to Annex A. The Credit Agreement is hereby amended by deleting Annex A thereto in its entirety and inserting in lieu thereof a new Annex A in the form of Annex A hereto.

     6. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates in all material respects such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

     7. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

     8. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     9. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower and the Agent.

     11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                        A.P.S., INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President


                                        THE CHASE MANHATTAN BANK (formerly known
                                          as Chemical bank), as Agent and as a
                                          Lender


                                        By: /s/ JULIE S. LONG
                                           ------------------------------------
                                           Title: Vice President


                                        AMSOUTH BANK OF ALABAMA


                                        By: /s/ J. MAXWELL
                                           ------------------------------------
                                           Title: Commercial Banking Officer


                                        BANK OF AMERICA ILLINOIS


                                        By: /s/ M. DUNCAN MCDUFFIE
                                           ------------------------------------
                                           Title: Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ ALAN F. LISTER, JR.
                                           ------------------------------------
                                           Title: Vice President


                                        BANK ONE, COLUMBUS, N.A.


                                        By: /s/ DOUGLAS H. KLAMFOTH
                                           ------------------------------------
                                           Title: Vice President

                                        BANQUE PARIBAS

                                        By: /s/
                                           ------------------------------------
                                           Title: Vice President


                                        By: /s/
                                           ------------------------------------
                                           Title: Vice President


                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/ KATHRYN BROTHERS
                                           ------------------------------------
                                           Title: Vice President


                                        FLEET BANK OF MASSACHUSETTS, N.A.


                                        By: /s/ ERIC VANDERMEL
                                           ------------------------------------
                                           Title: Vice President


                                        THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                        By: /s/
                                           ------------------------------------
                                           Title: Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                        By: /s/ SHINICHI NAKAKUBO
                                           ------------------------------------
                                           Title: Executive Vice President


                                        NATIONAL BANK OF CANADA


                                        By: /s/ RANDALL K. WILHOIT
                                           ------------------------------------
                                           Title: Vice President


                                        By: /s/ LARRY L. SEARS
                                           ------------------------------------
                                           Title: Group Vice President

                                        NATIONSBANK OF TEXAS, NATIONAL
                                          ASSOCIATION

                                        By: /s/
                                           ------------------------------------
                                           Title: Vice President


                                        NBD BANK


                                        By: /s/ KATHLEEN COMELLA
                                           ------------------------------------
                                           Title: Vice President


                                        SOCIETE GENERALE


                                        By: /s/ PAUL E. CORNELL
                                           ------------------------------------
                                           Title: First Vice President


                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                          ASSOCIATION


                                        By: /s/
                                           ------------------------------------
                                           Title: Vice President

        Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.


                                APS HOLDING CORPORATION


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                BIG A AUTO PARTS, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                AUTOPARTS FINANCE COMPANY, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                APS SUPPLY, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                AMERICAN PARTS SYSTEM, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                A.P.S. MANAGEMENT SERVICES, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President

                                PARTS, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                PRESATT, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President


                                INSTALLERS' SERVICE WAREHOUSE, INC.


                                By: /s/ E. EUGENE LAUVER
                                   -------------------------------------
                                   Title: Vice President

                                                                ANNEX A


                                  PRICING GRID



===========================================================================
                                Applicable
Consolidated    Consolidated    Margin for      Applicable
Interest        Leverage        Eurodollar      Margin for      Commitment
Expense Ratio   Ratio           Loans           ABR Loans       Fee
- ---------------------------------------------------------------------------
< 1.75 to 1.0   > 5.00 to 1.0     2.50%           1.25%          .500%
- ---------------------------------------------------------------------------
< 1.75 to 1.0   < 5.00 to 1.0     2.25%           1.00%          .500%
                -
                but
                > 4.00 to 1.0
- ---------------------------------------------------------------------------
< 1.75 to 1.0   < 4.00 to 1.0     2.00%            .75%          .500%
                -
                but
                > 3.75 to 1.0
- ---------------------------------------------------------------------------
> 1.75 to 1.0   < 3.75 to 1.0     1.75%            .50%          .500%
- -               -
but             but
< 2.00 to 1.0   > 3.50 to 1.0
- ---------------------------------------------------------------------------
> 2.00 to 1.0   < 3.50 to 1.0     1.50%            .25%          .375%
- -               -
but             but
< 2.50 to 1.0   > 3.00 to 1.0
- ---------------------------------------------------------------------------
> 2.50 to 1.0   < 3.00 to 1.0     1.25%           0.00%          .375%
- -               -
but             but
< 3.25 to 1.0   > 2.50 to 1.0
- ---------------------------------------------------------------------------
> 3.25 to 1.0   < 2.50 to 1.0     1.00%           0.00%          .375%
- -               -
===========================================================================
